Exhibit 99.1

U.S. BANCORP RBC Capital Markets Global Financial Institutions Conference 2022 March 9, 2022 Terry Dolan Vice Chair and Chief Financial Officer Tim Welsh Vice Chair, Consumer and Business Banking

2 U.S. BANCORP | The following information appears in accordance with the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements about U . S . Bancorp . Statements that are not historical or current facts, including statements about beliefs and expectations, are forward - looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof . These forward - looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U . S . Bancorp . Forward - looking statements involve inherent risks and uncertainties, including the following risks and uncertainties and the risks and uncertainties more fully discussed under “Risk Factors” in U . S . Bancorp's 2021 Annual Report, which could cause actual results to differ materially from those anticipated . The COVID - 19 pandemic is adversely affecting U . S . Bancorp, its customers, counterparties, employees, and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain . Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U . S . Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility . In addition, changes to statutes, regulations, or regulatory policies or practices could affect U . S . Bancorp in substantial and unpredictable ways . U . S . Bancorp’s results could also be adversely affected by changes in interest rates ; increases in unemployment rates ; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans ; deterioration in the value of its investment securities ; legal and regulatory developments ; litigation ; increased competition from both banks and non - banks ; civil unrest ; the effects of climate change ; changes in customer behavior and preferences ; breaches in data security, including as a result of work - from - home arrangements ; failures to safeguard personal information ; effects of mergers and acquisitions and related integration ; effects of critical accounting policies and judgments ; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk . In addition, U . S . Bancorp's proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others : the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized ; the risk that U . S . Bancorp's business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management's attention from ongoing business operations and opportunities ; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated ; delays in closing the proposed acquisition ; and the failure of required governmental approvals to be obtained or any other closing conditions in the definitive purchase agreement to be satisfied . For discussion of these and other risks that may cause actual results to differ from expectations, refer to U . S . Bancorp’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13 , and all subsequent filings with the Securities and Exchange Commission under Sections 13 (a), 13 (c), 14 or 15 (d) of the Securities Exchange Act of 1934 . In addition , factors other than these risks also could adversely affect U . S . Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties . Forward - looking statements speak only as of the date hereof, and U . S . Bancorp undertakes no obligation to update them in light of new information or future events . This presentation includes non - GAAP financial measures to describe U . S . Bancorp’s performance . The calculations of these measures are provided in the Appendix . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Forward - looking statements and additional information

3 U.S. BANCORP | U.S. Bancorp As of 12/31/21, except market value as of 3/4/22 NYSE Traded USB Founded 1863 Market Value $82B Branches 2,230 ATMs 4,059 Assets $573B Deposits $456B Loans $312B

4 U.S. BANCORP | 1 J.P. Morgan $3,744 1 J.P. Morgan $2,462 1 J.P. Morgan $397 2 Bank of America 3,169 2 Bank of America 2,064 2 Bank of America 330 3 Wells Fargo 1,948 3 Wells Fargo 1,482 3 Wells Fargo 186 4 U.S. Bancorp 573 4 PNC 457 4 U.S. Bancorp 82 5 PNC 557 5 U.S. Bancorp 456 5 Truist Financial 78 6 Truist Financial 541 6 Truist Financial 416 6 PNC 77 7 Fifth Third 211 7 Fifth Third 169 7 Fifth Third 30 8 Citizens Financial 188 8 Citizens Financial 154 8 Regions 21 9 KeyCorp 186 9 KeyCorp 153 9 KeyCorp 22 10 Regions 163 10 Regions 139 10 Citizens Financial 20 Our position among our peers Assets Deposits Market Value Source: company reports and Bloomberg Assets and deposits as of 12/31/21; market value as of 3 /4/22

5 U.S. BANCORP | Consumer & Business Banking Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking and Commercial Real Estate Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Payment Services 28% Wealth Management & Investment Services 15% Corporate & Commercial Banking 18% Consumer & Business Banking 39% 2021 Full Year taxable - equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 16 for reconciliation Our differentiated business mix supports consistent growth

6 U.S. BANCORP | Investments are paying off and remain a significant opportunity We have made considerable investments in our digital and human capabilities in order to drive growth We are seeing growth materialize As a result of these investments Most importantly Organically, and through both alliances and acquisitions We have created numerous best - in - class capabilities We are growing clients and increasing satisfaction

Growth is materializing through organic opportunities

Our Home Mortgage Growth Story

Our Human Touch

2016
~800 MLOs* in 29 States



From 2016 to today we increased mortgage loan originators by more than **90%** and states covered by more than **40%**

2022
Over 1,500 MLOs in 42 States



+ Digital Capabilities

97% mortgage portal adoption since launch

Named Best in Industry
Digital Mortgage Tools
Kiplinger

Has created strong market share growth

Retail Market Share**



~1.5x
0.90%
1.33%
2016
2021

Transforming the Branch Experience

Digital advancements are allowing us to **optimize our distribution**

Branch Count



3,018
-26%
2,230
4Q18
4Q21

Digital Loan Sales (% of Total)



~1.9x
34%
66%
4Q18
4Q21

As our branches become **more advice centers than transaction centers**...





usbank
全美銀行

...we are investing to **embrace and serve all our communities**

* MLO data as of 1Q 2016
** Source: Mortgage Bankers Association

U.S. BANCORP | 7

8 U.S. BANCORP | are out of U.S. Bank’s footprint 55% 70% are customers new to U.S. Bank State Farm agent locations U.S. Bank locations New State Farm Deposit Accounts * 1Q 2020 Announcement of State Farm partnership 4Q 2020 U.S. Bank Deposit Products are offered through State Farm 2Q 2021 U.S. Bank Card Products are offered through State Farm 1Q 2022 Expanded Business Banking with additional lending and cash management solutions 4Q 2021 U.S. Bank Business Banking Solutions are offered through State Farm What’s Next Expanding our State Farm alliance * Data as of 12/31/21 ** Data for full year 2021 *** Data from April 2021 to Dec 2021 Note: State Farm and logo are trademarks of State Farm Mutual Automobile Company Exploring additional offerings and enhancements Deposit growth is equivalent to one large MSA ** Credit Card production is equivalent to four large MSAs ***

9 U.S. BANCORP | Revenue Base Opportunity 71.8% 28.2% Business Banking** 50.1% 49.9% Payments** Banking and payments * are poised to grow… …by creating value for current and future clients Business banking is a key focus and opportunity Business Banking only Business Banking & Payments Payments only Business Banking & Payments There is a significant opportunity for us to deepen current relationships and acquire new customers * Payments includes Merchant Acquiring and card relationships within Retail Payment Solutions ** Data as of 11/30/2021 *** Defined as businesses with under $25M in revenue 2020 2021 >5x Business Banking Relationships *** Business Banking Revenue $1.5 B 25 – 30% We are integrating our solutions, leveraging bento and talech , in a comprehensive ecosystem that helps customers run their business New Customers Dashboard Offering: • Monthly income and expense trackers • Ability to aggregate external accounts • Ability to initiate domestic wire transfers • Integrated invoicing capabilities • Access to the Business App Marketplace Relationships Base Opportunity 1.1 M 15 – 20% Bento helps small businesses take charge of accounts payable and expense management talech helps small businesses tackle accounts receivable and operational tasks This ecosystem is accessible in an intuitive dashboard for our customers

Union Bank creates new scale for our great capabilities

New scale in great markets…

usbancorp + UnionBank

Union Bank is adding:

- **>1 million Consumers**

&

- **>190K Business Banking Relationships**

California Market Opportunity

Improves **California deposit market share* to #5** from #10

	California U.S. Rank
Population:	**#1**
Small Businesses:	**#1**
Affluent Households:	**#1**

…combined with USB Capabilities…

Digital

- #1 rated mobile bank**
- Digital mortgage
- Co-browse
- Smart Assistant

Credit Card

- Corporate Payment Solutions
- Retail Payment Solutions
- White label

Payments Ecosystem

- talech
- Merchant Acquiring
- Point of Sale
- Real-time payments

Wealth Management

- Private banking
- Trust and estate
- Investment management

…is financially compelling

EPS Accretion*** *Synergies realized 75% / 100%*	**~6% / ~8%**
Cost Synergies	**~$900MM/ ~40%**
TBVPS Impact****	**Dilution ~1%**
Internal Rate of Return	**~20%**

Note: Metrics do not include revenue synergies and are the same as disclosed on 9/21/2021

* Source: FDIC deposit market share data as of June 30, 2021
** Keynova Group Q1 2022 Mobile Banker Scorecard
*** 2023E GAAP EPS accretion with synergies illustratively realized 75% and 100% in 2023.
**** Tangible book value per share dilution at close inclusive of one-time restructuring charges and non-purchase credit deteriorated CECL provision.

U.S. BANCORP | 10

11 U.S. BANCORP | Best regional bank for 12 states Ranked by Newsweek Our human + digital philosophy is paying off Ranked #1 for Mobile Check Deposit Ranked by Cornerstone Advisors Best mortgage Lender for digital tools Ranked by Kiplinger #1 mobile app and #1 for mobile banking * Ranked by Keynova Group * Keynova Group Q1 2022 Mobile Banker Scorecard ** Satisfaction with employee when using co - browse at a branch *** Per Business Insider Intelligence **** Satisfaction with branch when customer has an appointment Co - Browse Utilized over 2.9 million times since 2Q of 2020 96% Satisfaction ** Smart Assistant Our Smart Assistant has answered more than 7.9 million questions since launched in summer 2020 #1 Customer Service Features *** Appointments Our branch satisfaction increases when customers utilize appointments 92% Branch Satisfaction **** Investments have created best - in class features… …as satisfaction continues to increase

12 U.S. BANCORP | The combination of human plus digital and bringing together payments and banking is extremely powerful; we are already seeing these investments pay off and will have benefits for years to come.

13 U.S. BANCORP | Union Bank acquisition update Progress ‒ Submitted our applications with the Fed and OCC in October of 2021 ‒ Established acquisition teams on both sides ‒ Working on integration activities including technology and business line operations ‒ Participated in numerous stakeholder town - hall meetings ‒ Continuing to work with regulators in the normal course of action ‒ Strategic and financial thesis in - tact and remain compelling ‒ Participated in a joint public meeting with the Fed and OCC ‒ Targeting transaction closing in 1H22, subject to regulatory approval ‒ Finalizing integration and conversion plans across all business and corporate functions ‒ Conversion anticipated in 2H22 ‒ Execute conversion and integration plan What’s Next

14 U.S. BANCORP | • Net interest income • Noninterest income • Expenses • Credit quality • Tax rate 1Q22 guidance update

15 U.S. BANCORP | Appendix

16 U.S. BANCORP | ($ in millions) Net Revenue Line of Business Financial Performance FY 2021 Corporate and Commercial Banking 3,935$ Consumer and Business Banking 8,578 Wealth Management and Investment Services 3,223 Payment Services 6,008 Treasury and Corporate Support 1,083 Total Company 22,827 Less Treasury and Corporate Support 1,083 Total Company excluding Treasury and Corporate Support 21,744$ Percent of Total Company Corporate and Commercial Banking 17% Consumer and Business Banking 38% Wealth Management and Investment Services 14% Payment Services 26% Treasury and Corporate Support 5% Total 100% Percent of Total Company excluding Treasury and Corporate Support Corporate and Commercial Banking 18% Consumer and Business Banking 39% Wealth Management and Investment Services 15% Payment Services 28% Total Company excluding Treasury and Corporate Support 100% Non - GAAP financial measures